Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Surgical Care Affiliates, Inc. (the “Company”), does hereby certify that the Annual Report on Form 10-K for the year ended December 31, 2013 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2014	/s/ Peter J. Clemens
Peter J. Clemens
Chief Financial Officer